EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN AGREEMENT,

dated as of December 11, 2022 (this “Amendment”),

among WEBER-STEPHEN PRODUCTS LLC,

a Delaware limited liability company

(the “Borrower”), and the LENDERS party hereto.

WHEREAS, reference is made to that certain Loan Agreement, dated as of November 8, 2022 (the “Loan Agreement”), among the Borrower and the Lenders from time to time party thereto.

WHEREAS, pursuant to Section 7.06(b) of the Loan Agreement, the Loan Agreement may be amended to extend the Maturity Date of the Initial Loans with the prior written consent of each Lender directly adversely affected thereby.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used herein without definition (including in the recitals hereto) shall have the meanings ascribed to them in the Loan Agreement. The rules of construction specified in Section 1.02 of the Loan Agreement also apply to this Amendment, mutatis mutandis.

SECTION 2. Amendment. Effective as of the Effective Date (as defined below), the definition of the term “Maturity Date” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean (a) with respect to the Initial Loans, January 29, 2028 and (b) with respect to any Incremental Loans, January 29, 2028 or such later date as may be agreed between the Borrower and the Lenders providing such Incremental Loans.

SECTION 3. Representations and Warranties. The Borrower represents and warrants that on and as of the Effective Date:

(a) The representations and warranties of the Borrower set forth in Article III of the Loan Agreement are true and correct in all material respects on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date; provided that where such representations and warranties are already qualified by materiality, such representations and warranties are true and correct in all respects as of such earlier date.

(b) No Default or Event of Default has occurred and is continuing or shall occur immediately after giving effect to this Amendment.

SECTION 4. Effectiveness of this Amendment. This Amendment shall become effective on the first date (the “Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Lenders shall have received from the Borrower a counterpart of this Amendment signed on behalf of the Borrower, and the Borrower shall have received from the Lenders counterparts of this Amendment signed on behalf of the Lenders.

(b) The Lenders shall have received such customary documents and certificates in connection with the effectiveness of this Amendment as the Designated Lender may reasonably request relating to the organization, existence and good standing of the Borrower and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Designated Lender.

(c) The Lenders shall have received a written opinion (addressed to the Lenders and dated the Effective Date) of each of (i) Davis Polk & Wardwell LLP, special New York counsel to the Borrower, and (ii) Morris Nichols Arsht & Tunnell LLP, special Delaware counsel to the Borrower, in each case in form and substance reasonably satisfactory to the Designated Lender.

(d) All reasonable and documented out-of-pocket expenses of the Lenders (limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, charges and disbursements of Cravath, Swaine & Moore LLP) incurred in connection with this Amendment shall have been paid by the Borrower.

The Designated Lender shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Designated Lender or any Lender under the Loan Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement in similar or different circumstances.

(b) On and after the Effective Date, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” and words of similar import shall, unless the context otherwise requires, refer to the Loan Agreement, as modified hereby, and each reference to the Loan Agreement shall be deemed to be a reference to the Loan Agreement, as modified hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of transmission (e.g., “PDF”) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution”, “signed”,

“signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

SECTION 7. No Novation. The Borrower has requested, and the Lenders party hereto have agreed, that the Loan Agreement be, effective from the Effective Date, amended as set forth in this Amendment. Such amendment shall not constitute a novation of any Indebtedness or other obligations owing to the Lenders under the Loan Agreement.

SECTION 8. APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, INCLUDING BUT NOT LIMITED TO THE VALIDITY, INTERPRETATION, CONSTRUCTION, BREACH, ENFORCEMENT OR TERMINATION HEREOF AND THEREOF, AND WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 AND SECTION 5-1402).

SECTION 9. Successors and Assigns. This Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

SECTION 10. Headings. The headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 11. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Entire Agreement. This Amendment and the Loan Agreement constitute the entire contract among the parties hereto relative to the subject matter hereof. Any other previous agreement among the parties hereto with respect to the subject matter hereof is superseded by this Amendment.

SECTION 13. Incorporation by Reference. The provisions of Sections 7.04, 7.08, 7.12 and 7.13 of the Loan Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

WEBER-STEPHEN PRODUCTS LLC, as the Borrower
By
/s/ William J. Horton
Name: William J. Horton
Title: Chief Financial Officer

BDT Capital Partners Fund I, L.P., as the Designated Lender and as a Lender
By
/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: Secretary & General Counsel

BDT Capital Partners Fund I-A, L.P., as a Lender
By
/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: Secretary & General Counsel

[Signature Page to Amendment No. 1 to Loan Agreement]

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